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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  September 26, 1997



                            THE PROVIDENT BANK
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     (Exact name of registrant as specified in its charter)


         Ohio                  333-35275         31-0412725
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



One East Fourth Street
Cincinnati, Ohio                                    45202
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (513) 579-2000
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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule  411 of Regulation C  under the Securities Act  of 1933
and   in  reliance  on  MBIA  Insurance  Corporation,  SEC  No-Action  Letter
(September 6, 1996), the Company  will incorporate by reference the financial
statement  of  MBIA   Insurance  Corporation  ("MBIA")  into   the  Company's
registration statement (File No. 333-35275).   The financial statements  will
be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1997-B. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of
their name in such prospectus supplement.   The consent of Coopers & Lybrand
is attached hereto as Exhibit 23.

Item 7.   Financial Statements, Pro Forma Financial


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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PROVIDENT BANK


                              By: /s/ Kevin M. Shea
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                                  Name:  Kevin M. Shea
                                  Title:  Vice President


Dated:  September 26, 1997




                                Exhibit Index
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Exhibit                                                Page
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     23.       The Consent of Coopers & Lybrand. . . . .



               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Prospectus Supplement, of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
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                                   Coopers & Lybrand L.L.P.

September 24, 1997
New York, New York